SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
The Group has evaluated subsequent events through February 26, 2019, which is the date the Consolidated Financial Statements were authorized for issuance.

Under a new common share repurchase program announced by Ferrari on December 28, 2018, the Company has purchased 335,346 common shares for a total consideration of €33.4 million. As a result, as of February 22, 2019 the Company held an aggregate of 6,338,189 common shares in treasury.

On February 26, 2019, the Board of Directors of Ferrari N.V. recommended to the Company’s shareholders that the Company declare a dividend of €1.03 per common share, totaling approximately €194 million. The proposal is subject to the approval of the Company’s shareholders at the Annual General Meeting to be held on April 12, 2019.